SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2008

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 18, 2008, Host Hotels & Resorts, Inc. issued a press release updating its comparable hotel RevPAR guidance for the fourth quarter and full year 2008 and withdrawing its prior guidance for 2008. A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information in this Report, including the exhibit, is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section with the exception of the items detailed in the paragraph below. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings, except as provided in the paragraph below.

The following excerpt from the press release is intended to be “filed” rather than “furnished” for the purposes of Section 18 of the Securities Exchange Act of 1934. This and only this excerpt shall be deemed as incorporated by reference into the filings of the registrant under the Securities Act of 1933:

Although market conditions continue to be volatile, the Company now expects that comparable hotel RevPAR, which includes the operations for 115 of the Company’s 117 hotels, will decline 9% to 11% in the fourth quarter and will decline approximately 3% for the full year.

Forward-looking Statements

The discussion in this Report on Form 8-K contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumption and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the potential for terrorist attacks, that will affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; relationships with property managers; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; our ability to complete acquisitions and dispositions; and our ability to continue to satisfy complex rules in order for us to qualify as a Real Estate Investment Trust for federal income tax purposes and other risks and uncertainties associated with our business described in our filings with the Securities & Exchange Commission. The completion of this acquisition is subject to numerous closing conditions, including but not limited to those listed in this Current Report, and there can be no assurances that the transactions will be completed. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Item 7.01 above for information in the Exhibit deemed “Furnished” or “Filed” as the case may be.

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc.’s press release dated November 18, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: November 18, 2008	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc.’s press release dated November 18, 2008.